TRANSAMERICA SERIES TRUST

Transamerica Madison Balanced Allocation VP

Transamerica Madison Conservative Allocation VP

Supplement to the Currently Effective Prospectus and Summary Prospectuses

The Board of Trustees has approved reorganizations pursuant to which the assets of each of the portfolios listed below under “Target Portfolio” (each a “Target Portfolio”) would be acquired, and its liabilities would be assumed, by the corresponding portfolio listed below under “Acquiring Portfolio” (each an “Acquiring Portfolio”), each a series of Transamerica Series Trust, in exchange for shares of the applicable Acquiring Portfolio. The Target Portfolios would then be liquidated, and shares of the Acquiring Portfolios would be distributed to the applicable Target Portfolio investors.

Under each reorganization, Target Portfolio holders would receive shares of the corresponding Acquiring Portfolio with the same aggregate net asset value as their shares of the Target Portfolio. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Portfolio holders as a result of the reorganizations.

The reorganizations do not require holder approval but are subject to the satisfaction of certain closing conditions. An information statement describing the reorganizations will be mailed to Target Portfolio investors in advance of the closing of the reorganizations. If the closing conditions are satisfied, the reorganizations are expected to occur on or about November 1, 2019 (the “Closing Date”). Prior to the reorganizations, investors can continue to purchase, redeem and exchange shares of the Target Portfolios subject to the limitations described in the Prospectus and applicable Summary Prospectus.

Target Portfolio	Acquiring Portfolio
Transamerica Madison Balanced Allocation VP	Transamerica JPMorgan Asset Allocation – Moderate VP
Transamerica Madison Conservative Allocation VP	Transamerica JPMorgan Asset Allocation – Conservative VP

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Investors Should Retain this Supplement for Future Reference

June 27, 2019